UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 3, 2025

Mondee Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd Suite 400 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)
(866) 855-9630
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MOND
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on January 14, 2025, Mondee Holdings, Inc., a Delaware corporation (the “Company”), and certain of its US subsidiaries (such subsidiaries being Mondee Holdings II, LLC, Mondee, Inc., Mondee Brazil, LLC, Cosmopolitan Travel Service, Inc., Cosmopolitan Travel Services Inc., C & H Travel & Tours, Inc., SkyLink Travel, Inc., SkyLink Travel, Inc., SkyLink Travel Inc., Skylink Travel SFO Inc., Purple Grids Inc., Trans Am Travel, Inc., TransWorld Travel, Inc., Hari-World Travel Group, Inc., ExploreTrip IP Holdings, Inc., ExploreTrip, Inc., Mondee Acquisition Company, Inc., Rocketrip, Inc., Skypass Travel, Inc., and Skypass Holidays LLC (such subsidiaries together with the Company, the “Debtors”)), filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).

As previously disclosed, on February 18, 2025, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with an affiliate of the DIP Lenders (other than Wingspire and its affiliates) and the Prepetition Lenders (other than Wingspire and its affiliates) (the “Purchaser”) to sell substantially all of the assets of the Company and its subsidiaries (the “Sale Transaction”). A copy of the Asset Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2025, which is incorporated herein by reference.

On March 27, 2025, the Court entered an order approving the Sale Transaction. On April 3, 2025, the Company and Purchaser consummated the Sale Transaction.

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2025, Mr. Prasad Gundumogula resigned from the Board of Directors (the “Board”) of the Company as a Class III director of the Board and from all other positions he holds with the Company and each of its subsidiaries, effective upon the closing of the Sale Transaction. The resignation of Mr. Gundumogula was not the result of a disagreement with the Company or on any matter relating to the Company’s operations, policies or practices. Following the closing of the Sale Transaction, Mr. Gundumogula was appointed as Chief Executive Officer of the Purchaser, which is an entity unaffiliated with the Company.

On April 3, 2025, Mr. Jesus Portillo resigned from the Board of the Company as a Class II director of the Board and from all other positions he holds with the Company and each of its subsidiaries, effective upon the closing of the Sale Transaction. The resignation of Mr. Portillo was not the result of a disagreement with the Company or on any matter relating to the Company’s operations, policies or practices.

On April 3, 2025, Mr. Orestes Fintiklis resigned from the Board of the Company as a Class III director of the Board and from all other positions he holds with the Company and each of its subsidiaries, effective upon the closing of the Sale Transaction. The resignation of Mr. Fintiklis was not the result of a disagreement with the Company or on any matter relating to the Company’s operations, policies or practices.

On April 3, 2025, Mr. Jeffrey Clarke resigned from the Board of the Company as a Class I director of the Board, effective upon the closing of the Sale Transaction. The resignation of Mr. Clarke was not the result of a disagreement with the Company or on any matter relating to the Company’s operations, policies or practices.

On April 3, 2025, Ms. Mona Aboelnaga Kanaan resigned from the Board of the Company as a Class II director of the Board, effective upon the closing of the Sale Transaction. The resignation of Ms. Aboelnaga Kanaan was not the result of a disagreement with the Company or on any matter relating to the Company’s operations, policies or practices.

On April 3, 2025, Mr. Asi Ginio resigned from the Board of the Company as a Class I director of the Board, effective upon the closing of the Sale Transaction. The resignation of Mr. Ginio was not the result of a disagreement with the Company or on any matter relating to the Company’s operations, policies or practices.

On April 3, 2025, Mr. Pradeep Udhas resigned from the Board of the Company as a Class II director of the Board, effective upon the closing of the Sale Transaction. The resignation of Mr. Udhas was not the result of a disagreement with the Company or on any matter relating to the Company’s operations, policies or practices.

On April 3, 2025, Ms. Noor Sweid resigned from the Board of the Company as a Class I director of the Board, effective upon the closing of the Sale Transaction. The resignation of Ms. Sweid was not the result of a disagreement with the Company or on any matter relating to the Company’s operations, policies or practices.

On April 3, 2025, Mr. Timothy Pohl resigned from the Board of the Company as a Class II director of the Board, effective upon the closing of the Sale Transaction. The resignation of Mr. Pohl was not the result of a disagreement with the Company or on any matter relating to the Company’s operations, policies or practices.

On April 3, 2025, Mr. Neal Goldman resigned from the Board of the Company as a Class III director of the Board, effective upon the closing of the Sale Transaction. The resignation of Mr. Goldman was not the result of a disagreement with the Company or on any matter relating to the Company’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure

On April 4, 2025, the Purchaser and Company issued a joint press release announcing the consummation of the Sale Transaction. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information included in this Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01 Other Events.

Cautionary Note Regarding the Company’s Class A Common Stock

The Company cautions that trading in its Class A common stock during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Class A common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s Class A common stock in the Cases. In particular, the Company expects that holders of its Class A common stock will experience a significant or complete loss on their investment.

Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements regarding the Company’s strategy and future operations, performance, and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects.

There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the chapter 11 process; the outcome and timing of the chapter 11 process; possible proceedings that may be brought by third parties in connection with the chapter 11 process or the potential asset sale; and the timing or amount of distributions, if any, to the Company’s stakeholders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 4, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.

Dated: April 9, 2025

	By:	/s/ Mohsin Meghji
Name: Mohsin Meghji Title: Chief Restructuring Officer